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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 AUGUST 7, 2000
                                 Date of Report
                        (Date of earliest event reported)

                             GADZOOX NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      0-26541                                            77-0308899
(Commission File No.)                       (IRS Employer Identification Number)

                               5850 HELLYER AVENUE
                               SAN JOSE, CA 95138
                    (Address of Principal Executive Offices)

                                  408-360-4950
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

     On August 7, 2000, Gadzoox Networks, Inc., a Delaware corporation
("Gadzoox"), issued a press release (attached hereto as Exhibit 99.1) announcing that it amended its previously announced financial results for the quarter ended
June 30, 2000 due to a change in the method of accounting for the acquisition of SmartSAN Systems, Inc. from pooling-of-interest accounting to purchase accounting.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2000                GADZOOX NETWORKS, INC.

                                    By: /s/ CHRISTINE E. MUNSON
                                       -----------------------------------------
                                    Christine E. Munson
                                    Chief Financial Officer and
                                    Vice President of Finance and Administration


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                                INDEX TO EXHIBITS

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
EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99.1         Press Release of registrant dated August 7, 2000.


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